Exhibit 10.2

AMPHASTAR PHARMACEUTICALS, INC. AMENDED 2002 STOCK OPTION/STOCK ISSUANCE PLAN

Approved by Stockholders on July 15, 2004

AMPHASTAR PHARMACEUTICALS, INC. AMENDED 2002 STOCK OPTION/STOCK ISSUANCE PLAN

	(i) Death of Optionee	8
	(j) Restrictions on Transfer of Shares and Minimum Vesting	8
	(k) Transferability of Options	8
	(l) Withholding Taxes	8
	(m) No rights as a Stockholder	8
	(n) Modification, Extension and Assumption of Options	8

SECTION 7.	PAYMENTS FOR SHARES	9

	(a) General Rule	9
	(b) Surrender of Stock	9
	(c) Services Rendered	9
	(d) Exercise/Sale	9
	(e) Exercise/Pledge	9

SECTION 8.	ADJUSTMENT OF SHARES	9

	(a) General	9
	(b) Mergers and Consolidations	10
	(c) Reservation of Rights	10

SECTION 9.	SECURITIES LAWS REQUIREMENTS	10

	(a) General	10
	(b) Financial Reports	10

SECTION 10.	NO RETENTION RIGHTS	11

SECTION 11.	DURATION AND AMENDMENTS	11

	(a) Term of the Plan	11
	(b) Right to Amend or Terminate the Plan	11
	(c) Effect of Amendment or Termination	11

SECTION 12.	DEFINITIONS	11

SECTION 13.	EXECUTION	14

Amphastar Pharmaceuticals, Inc.

Amended 2002 Stock Option/Stock Issuance Plan

SECTION 1.                                                                         ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the grant of Options to purchase Shares and the direct award or sale of Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code. Capitalized terms are defined in Section 12.

SECTION 2.                                                                       ADMINISTRATION.

(a) Committees of the Board of Directors. The Plan may be administered by a Committee of the Board of Directors. The Committee shall consist of at least two non-employee members (Outside Directors) of the Board of Directors who have been appointed by the Board of Directors. The Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular fl111ction.

Solely for the purpose of administering awards granted to Outside Directors, all employee members of the Board of Directors will be considered the Committee under the Plan. Among other things, this employee Committee shall be responsible for granting awards to Outside Directors and interpreting provisions of the Plan as they relate to these awards.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3.                                                                    ELIGIBILITY.

(a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b) Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.                                                                         SHARES SUBJECT TO PLAN.

(a) Basic Limitation. Not more than 6,400,000 Shares may be issued under the Plan (subject to Subsection (b) below and Section8). The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan shall be authorized but unissued Shares.

(b) Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of repurchase or right of first refusal such Shares shall be added to the number of Shares then available for issuance under the Plan. However, the aggregate number of Shares issued upon the exercise of IS Os (including Shares reacquired by the Company) shall in no event exceed 200% of the number specified in Subsection (a) above, cumulatively over the life of the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall not reduce the number of Shares available for issuance under the Plan.

(c) Section 162(m) Limitation. Subject to the provisions of Section 8 relating to adjustments upon changes in stock, no person shall be eligible to be granted Stock awards covering more than Four Hundred Thousand (400,000) shares of the Company’s Stock in any calendar year.

SECTION 5.                                                                         TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other tem1S and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the

Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 100% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Committee shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

(d) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant:

(i)                                     Any right to repurchase the Purchaser’s Shares at the original Purchase Price (if any) upon termination of the Purchaser’s Service shall lapse at least as rapidly as 20% after year 1 and monthly thereafter over the four-year period commencing on the date of the award or sale of the Shares;

(ii)                                  Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

(iii)                               Any such right may be exercised only within 90 days after the termination of the Purchaser’s Service.

SECTION 6.                                                                         TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be detem1ined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

(d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee has delivered an executed copy of the Stock Option Agreement to the Company. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant. Subject to the preceding sentence, the Committee shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion.

(e) Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee’s Options shall become immediately exercisable in full if either:

(i)                                     (A) the Company is subject to a Change in Control before the Optionee’s Service terminates, (B) the plan for the Change of Control does not allow such Options to remain outstanding, (C) such Options are not assumed by the surviving corporation or its parent resulting from the Change of Control and (D) the surviving corporation or its parent resulting from the Change of Control does not substitute options with substantially the same terms for such Options; or

(ii)                                  the Optionee is terminated within one (1) year of a Change of Control.

(f) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(g) Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i)                                     The expiration date determined pursuant to Subsection (f) above;

(ii)                                  The date three months after the tem1ination of the Optionee’s Service for any reason other than Disability, or such later date as the Committee may determine; or

(iii)                               The date 12 months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Committee may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination).

(h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(l) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates: (i) The expiration date detem1ined pursuant to Subsection (f) above; or (ii) The date 12 months after the Optionee’s death, or such later date as the Committee may determine. All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death). The balance of such Options shall lapse when the Optionee dies.

(j) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may detem1ine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant:

(i)                                    Any Tight to repurchase the Optionee’s Shares at the original Exercise Price upon termination of the Optionee’s Service shall lapse at least as rapidly as 25% per year after year 1 and monthly thereafter over the four-year period commencing on the date of the option grant;

(ii)                                  Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

(iii)                               Any such right may be exercised only within 90 days after the later of (A) the termination of the Optionee’s Service or (B) the date of the option exercise.

(k) Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the stock is publicly traded, an NSO shall also be transferable by the Optionee by (i) a gift to a member of the Optionee’s Immediate Family or (ii) a gift to an inter vivos or testamentary trust in which members of the Optionee’s Immediate Family have a beneficial interest of more than 50% and which provides that such NSO is to be transferred to the beneficiaries upon the Optionee’s death. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(l) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(m) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(n) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7.                                                                         PAYMENT FOR SHARES.

(a) General Rule. The entire Purchase Price of Shares or Exercise Price of Options issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section7.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned for at least six months by the Optionee. Such Shares shall be surrendered to the Company in good fom1 for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(d) Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8.                                                                         ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement shall provide for:

(i)                                   The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

(ii)                                  The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

(iii)                               The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options;

(iv)                              The full exercisability of such outstanding Options and full vesting of the Shares subject to such Options, followed by the cancellation of such Options; or

(v)                                 The settlement of the full value of such outstanding Options (whether or not then exercisable) in cash or cash equivalents, followed by the cancellation of such Options.

(c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.                                                                         SECURITIES LAW REQUIREMENTS.

(a) General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b) Financial Reports. The Company each year shall furnish to Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 10.                                                                  NO RETENTION RIGHTS.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11.                                                                  DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section4 that was approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.                                                                  DEFINITIONS.

(a) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b) “Change in Control” shall mean:

(i)                                     The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were less than majority stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(ii)                                  The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Committee” shall mean a committee of the Board of Directors, as described in Section 2(21).

(e)                                  “Company” shall mean Amphastar Pharmaceuticals, Inc., a Delaware corporation.

(f)                                   “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)                                     “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(h)                                    “Employee” sha1l mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)                                     “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(j)                                    “Fair Market Value” shall mean, as of any date, the value of the Stock determined as follows:

(i)                                     If the Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)                                  In the absence of such markets for the Stock, the Fair Market Value shall be determined in good faith by the Board. Such determination shall be conclusive and binding on all persons.

(k) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother- in-law, father- in-law, son- in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(I) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(m) “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(n) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(0) “Optionee” shall mean a person who holds an Option.

(p) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(q) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date,

(1’) “Plan” shall mean this Amphastar Pharmaceuticals, Inc. Amended 2002 Stock Option/Stock Issuance Plan,

(s) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors,

(t) “Purchaser’ shall mean a person to whom the Committee Ins offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(u) “Service” shall mean service as an Employee, Outside Director or Consultant.

(v) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable),

(w) “Stock” shall mean the Common Stock of the Company.

(x) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option,

(y) “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13.                                                                  Execution.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

Amphastar Pharmaceuticals, Inc.
By:

Jack Zhang

Title:	CEO/President

Date:	July 15, 2004